SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                  AEW Commercial Mortgage Securities Fund, Inc.
                                File No. 811-8920
 ...............................................................................
                (Name of Registrant as Specified In Its Charter)
 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                  AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

                             One International Place
                                   44th Floor
                           Boston, Massachusetts 02110
                                  -------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                DECEMBER 19, 1996
                                  -------------

TO THE STOCKHOLDERS
OF AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

                  Notice is hereby given that a special meeting of stockholders of AEW Commercial Mortgage Securities Fund, Inc. (the "Fund") will be held on Thursday, December 19, 1996, at 9:00 a.m. local time, at Aldrich, Eastman & Waltch, L.P. (the "Adviser"), 225 Franklin Street, Boston, MA 02110-2803, for the following purposes:

                   1. To elect a Board of four Directors to serve until their successors shall have been elected and qualified.

                   2. To ratify the action of the Board of Directors in selecting McGladrey & Pullen LLP, as auditors to examine the books and financial statements of the Fund for the period commencing November 1, 1996 and ending October 31, 1997.

                  3. To consider and vote upon a proposal to approve a new advisory agreement between the Fund and AEW Capital Management, L.P. ("New AEW"), pursuant to which New AEW will act as investment adviser with respect to the assets of the Fund, effective upon consummation of the consolidation of the operations of the Adviser and Copley Real Estate Advisors, Inc., a subsidiary of New England Investment Companies, L.P. (the "Merger").

                  4. The transaction of such other business as may properly be brought before the meeting.

                  Stockholders of record at the close of business on November 15, 1996 will be entitled to vote at the meeting.

                  It is hoped that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending can vote in person even though a proxy has already been returned.

                                         By Order of the Board of Directors

                                         MICHAEL DEFAO
                                         Secretary

Boston, Massachusetts
November 15, 1996

                  AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.
                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of AEW Commercial Mortgage Securities Fund, Inc. (the "Fund") for use at the Special Meeting of Stockholders (the "Meeting") to be held at the offices of Aldrich, Eastman & Waltch, L.P. (the "Adviser"), 225 Franklin Street, Boston, MA 02110-2803, on Thursday, December 19, 1996 at 9:00 a.m., local time. The address of the principal office of the Fund is One International Place, 44th Floor, Boston, Massachusetts 02110. This proxy statement and form of proxy were first sent to shareholders on or about December 13, 1996.


Proxy Solicitation

         All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person.

         The Board of Directors intends to bring before the meeting the matters set forth in items 1, 2 and 3 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2 and 3 in accordance with the directions of the stockholders as specified on the proxy card; if no choice is specified, the shares will be voted IN FAVOR of the election of the four directors named under item 1, IN FAVOR of ratification of McGladrey & Pullen LLP as auditors and IN FAVOR of approval of the investment advisory agreement described in item 3. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes are counted for quorum purposes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions will be excluded from the proposal to ratify approval of accountants, and will have no effect because it requires the affirmative vote of a majority of the shares cast at the meeting. Abstentions will have the effect of a negative vote on the proposal to approve the investment advisory agreement because it requires the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act") and described below.

         The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting is required for the election of Directors (Item 1); the affirmative vote of a majority of the shares cast at the meeting is required for ratification of the selection of independent public accountants (Item 2); and the affirmative vote of the lesser of (i) more than 50% of the Fund's outstanding shares entitled to vote at the meeting or (ii) 67% of the shares present at the meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, is required for approval of the investment advisory agreement (Item 3).

         In the event a quorum is not present at the meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

         The Adviser will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph and personal contact. The Annual Report of the Fund accompanies this proxy material.


Voting Securities and Principal Holders Thereof

                  Holders of Common Stock of the Fund of record at the close of business November 15, 1996 will be entitled to vote at the Meeting or any adjournment thereof. As of November 30, 1996, the Fund has outstanding 11,657,575 shares of Common Stock. The stockholders are entitled to one vote per share on all business of the meeting.

         Beneficial owner of more than 5% of the outstanding Common Stock of the
Fund:

                  Ameritech Pension Trust            11,644,289 shares - 99.9%
                  c/o Harris Trust and Savings Bank
                  111 W. Monroe Street - 5W
                  Chicago, IL  60603

         The officers and directors of the Fund as a group beneficially own in the aggregate less than 1% of the outstanding Common Stock of the Fund.

The Merger of the Adviser

         Under the terms of an agreement between the Adviser and New England Investment Companies, L.P. ("NEIC"), NEIC will acquire substantially all of the assets and operations of the Adviser at a cost of approximately $67.5 million in a combination of cash, a promissory note and units of NEIC and contingent additional payments up to $35 million, tied to continuation of employment by certain key employees and realization of certain revenue targets (the "Merger"). NEIC is a publicly-held limited partnership with approximately $88 billion in assets under management, as to which MetLife-New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company, owns 55% of the outstanding limited partnership interest.

         The Adviser will consolidate its operations with Copley Real Estate Advisors, Inc. ("Copley"), a wholly-owned subsidiary of NEIC, to form AEW Capital Management, L.P. ("New AEW"). After the consolidation, New AEW will be a wholly-owned subsidiary of NEIC. Another subsidiary of NEIC, Reich & Tang Asset Management L.P. ("RTAM"), is a registered investment adviser and will act as administrator of the Fund after consummation of the Merger. As of September 30, 1996, RTAM was investment manager, adviser or supervisor with respect to assets aggregating in excess of $8.6 billion and acts as manager to fifteen open-end investment companies.

         As described in more detail below, the Board of Directors of the Fund recommends that the shareholders of the Fund approve a new board of directors, to permit the consolidation of certain operations of investment companies managed by affiliates of NEIC, and to approve an investment advisory agreement with New AEW. In addition, it is proposed that upon consummation of the Merger, the Fund have new auditors (See Proposal No. 2), new officers and new providers of administrative services as described in more detail below. Such changes and all actions taken by shareholders at this meeting are subject to consummation of the Merger. If any matter presented to shareholders at this meeting is not approved, the Board of Directors of the Fund will determine the appropriate action to take or recommend to shareholders.

                            I. ELECTION OF DIRECTORS


         At the Meeting four Directors, constituting the entire Board of Directors of the Fund, are to be elected to hold office until the next annual meeting or until their successors are elected and shall have qualified. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Directors has no reason to believe that any of the four nominees will be unable to serve. The ages, principal occupations and certain other affiliations of the nominees and the amount of stock owned beneficially, directly or indirectly, in the Fund are as follows:

Name and Address            Age ( ) Principal Occupation and other Affiliations

*Clifford M. Brown           (40) President of the Fund.
                              Also the Portfolio Manager at New AEW primarily responsible for the day-to-day management of the fund. Mr. Brown directs AEW's and will direct New AEW's Public Debt and Equity, and Capital Markets Groups. Mr. Brown joined the Adviser in 1993, and has over 17 years of real estate and corporate finance experience including acquisitions, sales and financing, restructurings, and mergers and acquisitions. Prior to joining the Adviser, Mr. Brown was a Director in the real estate department of Salomon Brothers. He is a member of the Urban Land Institute and a graduate of the University of Pennsylvania's Wharton School of Business Administration (B.S. and M.B.A.).

Yung Wong                     (57) 1986-1994: General Partner of Abacus Partners
                              Limited  Partnership (GP for Abacus Ventures L.P.,
                              a venture  capital  investment  fund  investing in
                              telecommunications    ventures).     1994-Present:
                              Special Limited Partner of Abacus Partners Limited
                              Partnership.    1994-1995:    Director   of   Shaw
                              Investment Management Co. (HK) Ltd. (Management company for private funds investing in ventures in China and Asia.)

                              Director/Trustee:

                              California  Daily  Tax  Free  Income  Fund,  Inc.,
                              Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Delafield Fund, Inc. and Short Term Income Fund, Inc.; Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund and Eclipse Financial Asset Trust.

--------
** Interested person

Name and Address            Age ( ) Principal Occupation and other Affiliations

Robert Straniere              (54) Partner - The Straniere Law Firm
                              1981-Present: New York State Assemblyman

                              Director/Trustee:

                              California  Daily  Tax  Free  Income  Fund,  Inc.,
                              Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Delafield Fund, Inc. and Short Term Income Fund, Inc.; Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund and Director of Life Cycle Mutual Funds, Inc.

W. Giles Mellon, Ph.D.       (65) Professor of Economics and Finance, Graduate
                              School of Management, Rutgers University, New Jersey, with which he has been associated since 1966.

                              Director/Trustee:

                              California  Daily  Tax  Free  Income  Fund,  Inc.,
                              Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Delafield Fund, Inc. and Short Term Income Fund, Inc.; Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.


         With the exception of Mr. Brown, the Nominees do not own any of the outstanding shares of common stock of the Fund. Mr. Brown owns 359.096 shares, which constitutes less than 1% of the outstanding shares of the Fund. Under the 1940 Act, Mr. Brown is an "interested person" of the Fund because of his position with the Adviser and New AEW. Mr. Brown, as the owner of an interest in the Adviser, will receive approximately 1% of the purchase price for the Adviser upon consummation of the Merger and may also receive approximately 5% of contingent additional amounts, if any, paid for the Adviser.

         The individuals who will become officers of the Fund upon consummation of the Merger, their ages, and principal occupations during the last five years, including offices held with the Adviser and its affiliated companies, are as follows:

Name and Officer                Age ( ) and Principal Occupation

Clifford M. Brown             (40) Also the Portfolio Manager at New AEW
                              primarily President responsible for the day-to-day management of the fund. Mr. Brown directs AEW's and will direct New AEW's Public Debt and Equity, and Capital Markets Groups. Mr. Brown joined the
                              Adviser in 1993, and has over 17 years of real estate and corporate finance experience including acquisitions, sales and financing, restructurings, and mergers and acquisitions. Prior to joining the Adviser, Mr. Brown was a Director in the real estate department of Salomon Brothers. He is a member of the Urban Land Institute and a graduate of the University of Pennsylvania's Wharton School of Business Administration (B.S. and M.B.A.).

J. Grant Monahon              (51) The Adviser's and New AEW's General Counsel,
Vice President                responsible  for the firm's  internal and external
                              legal  affairs.  Mr. Monahon brings to AEW Capital
                              Management,  L.P.  over twenty years of experience
                              in real  estate  law.  He has  represented  a wide
                              variety of  institutional  clients,  both domestic
                              and  international,  in  complex  development  and
                              equity  transactions.  Most recently,  Mr. Monahon
                              was a  partner  and the  head of the  real  estate
                              finance  department of a major Boston law firm. He
                              is a past Chairman of the General  Counsel section
                              of  the  National   Association   of  Real  Estate
                              Investment Managers. Mr. Monahon is a graduate of Dartmouth College (B.A.) and Georgetown University
                              Law Center (J.D.)

James J. Finnegan             (36) Also Assistant General Counsel of AEW Capital
Vice President                Management,  L.P. Mr.  Finnegan joined the Adviser
                              in 1992,  and has over ten years of  experience in
                              real   estate  law,   including   seven  years  of
                              experience in private practice with major New York
                              City  and  Boston  law  firms.  Mr.  Finnegan  has
                              extensive  experience in creating and implementing
                              real  estate   investment  and  asset   management
                              strategies  for   institutional   investors.   Mr.
                              Finnegan also serves as the firm's securities and regulatory compliance officer. Mr. Finnegan is a graduate of the University of Vermont (BA) and Fordham University School of Law (JD).

Name and Officer                Age ( ) and Principal Occupation

Bernadette N. Finn           (48) Also Vice President and Assistant Secretary
Secretary                     of the Mutual Funds division of Reich & Tang Asset
                              Management  L.P. since  September  1993.  Formerly
                              Vice President and Assistant  Secretary of Reich &
                              Tang,  Inc. from September 1970 to September 1993.
                              Also,  Secretary  of  California  Daily  Tax  Free
                              Income  Fund,  Inc.,  Connecticut  Daily  Tax Free
                              Income Fund, Inc., Cortland Trust, Inc., Daily Tax
                              Free Income Fund,  Inc.,  Florida Daily  Municipal
                              Income Fund,  Michigan Daily Tax Free Income Fund,
                              Inc.,  New Jersey  Daily  Municipal  Income  Fund,
                              Inc.,  New York Daily Tax Free Income Fund,  Inc.,
                              North Carolina Daily Municipal  Income Fund, Inc.,
                              Pennsylvania  Daily Municipal  Income Fund and Tax
                              Exempt  Proceeds Fund,  Inc., a Vice President and
                              Secretary of Delafield Fund,  Inc.,  Institutional
                              Daily Income Fund,  Reich & Tang Equity Fund, Inc.
                              and Short Term Income Fund, Inc.

Richard De Sanctis            (40) Also Vice President and Treasurer of the
Treasurer                     Mutual  Funds  division  of  Reich  &  Tang  Asset
                              Management  L.P. since  September  1993.  Formerly
                              Controller  of Reich & Tang,  Inc.,  from  January
                              1991  to  September   1993.   Also   Treasurer  of
                              California  Daily  Tax  Free  Income  Fund,  Inc.,
                              Connecticut  Daily  Tax Free  Income  Fund,  Inc.,
                              Daily Tax Free Income Fund, Inc.,  Delafield Fund,
                              Inc.,   Florida  Daily   Municipal   Income  Fund,
                              Institutional  Daily Income Fund,  Michigan  Daily
                              Tax Free  Income  Fund,  Inc.,  New  Jersey  Daily
                              Municipal  Income Fund,  Inc.,  New York Daily Tax
                              Free  Income  Fund,  Inc.,  North  Carolina  Daily
                              Municipal  Income Fund, Inc.,  Pennsylvania  Daily
                              Municipal  Income Fund,  Reich & Tang Equity Fund,
                              Inc.,  Short Term Income Fund, Inc. and Tax Exempt
                              Proceeds  Fund,   Inc.;  and  Vice  President  and
                              Treasurer of Cortland  Fund,  Inc.,  Institutional
                              Daily Income Fund,  Reich & Tang Equity Fund, Inc.
                              and Short Term Income Fund, Inc.


All officers are elected to one-year terms. Following the consummation of the Merger, all officers and directors may be reached through the principal offices of the Fund at: c/o Reich & Tang, 600 Fifth Avenue, New York, New York 10020-2302. The Fund had no Nominating or Compensation Committees during fiscal year 1996. The Board of Directors held four regular meetings in fiscal year 1996.

         Unless instructed by the stockholders to refrain from so voting, it is the intention of the persons named as proxies to vote for election of the four nominees listed above as Directors. Provided that a quorum is present, a plurality of the votes validly cast at the meeting is required to elect each of the Directors.

          OTHER REMUNERATION AND AFFILIATIONS OF OFFICERS AND DIRECTORS


         Each of the directors of the Fund who are not affiliated persons (as defined in the 1940 Act) of the Adviser, will receive an annual fee of $1,500, and a meeting fee of $250 for each Board meeting attended, as compensation for services. The Fund also reimburses all Directors who are not affiliated persons for expenses incurred in connection with attending meetings of the Board of Directors. For the year ended October 31, 1996, none of the nominees for director received compensation from the Fund. It is anticipated that for the fiscal year ended October 31, 1997, the nominees, if elected, will receive the compensation set forth below (see table below). Fees, salaries or other remuneration of officers of the Fund who also serve as directors, officers or employees of the Adviser or any of their affiliated companies are borne by the appropriate affiliate. All proposed officers are covered by this provision, and will not receive any compensation or expense reimbursement from the Fund.

                                                                                                     Total
                                                                                                     Compensation
                                                                                                     from Registrant
                                                                                                     and Fund
                             Estimated                    Pension or              Estimated          Complex to be
                             Aggregate                    Retirement              Annual             Paid to
                             Compensation from            Benefits Accrued        Benefits           Directors for the
Name of Person               Registrant for fiscal        as Part of Fund         Upon               fiscal year
and Position                 Year Ended 10-31-97          Expenses                Retirement         ended 10-31-97
Clifford M. Brown                  -0-                         -0-                    -0-                  -0-
Director


Yung Wong                        $2,500                        -0-                    -0-                  -0-
Director


Robert Straniere                 $2,500                        -0-                    -0-                  -0-
Director


W. Giles Mellon                  $2,500                        -0-                    -0-                  -0-
Director

                   II. RATIFICATION OF APPOINTMENT OF AUDITORS

         At a meeting held on December 12, 1996, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected McGladrey & Pullen LLP as auditors to examine the Fund's books and securities and to certify from time to time the Fund's financial statements for the period November 1, 1996 to October 31, 1997, subject to ratification by the stockholders of the Fund. The firm has no direct or indirect material interest in the Fund. Representatives of McGladrey & Pullen LLP and Price
Waterhouse LLP are not expected to be present at the Annual Meeting. Price Waterhouse LLP, the former auditor of the Fund, served as principal accountant for the Fund for the fiscal year most recently completed.

         The Board of Directors has appointed an Audit Committee which will consist of Yung Wong, Robert Straniere and W. Giles Mellon, if the are elected at the Meeting. The purpose of this Committee is to evaluate financial management, meet with the auditors, and deal with other matters of a financial nature that they deem appropriate. The Audit Committee of the Fund met twice during fiscal year 1996.

         The Board's decision to change the Fund's accountant was related solely to the proposed change in control of the Adviser and resulted from the Board's desire to provide the Fund with the same service providers utilized by investment companies managed by affiliates of NEIC. The Board believes that this will facilitate administrative operations of the Fund subsequent to the Merger. The principal accountant's report on the financial statements for the past two years was without any qualification and there were no disagreements with the auditor during that period.

         A majority vote of the shares represented in person and by proxy at the meeting is necessary to ratify the selection of the auditors.


       III. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND

Background

         One of the purposes of the meeting is to consider a new investment advisory agreement for the Fund as a result of the proposed consolidation of the operations of Copley, a wholly-owned subsidiary of NEIC, and the Adviser. In October 1996, the Adviser announced its intention to consolidate its operations with Copley to form New AEW. The Merger was duly authorized by NEIC and the Adviser. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner and NEIC is the sole limited partner of New AEW. NEIC is a publicly-held limited partnership, as to which the general sole partner is New England Investment Companies, Inc., an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company. The merger is expected to be completed in December, 1996.

         The Merger represents a change in ownership of the Adviser and, as such, has the effect under the 1940 Act of terminating the existing advisory agreement between the Fund and the Adviser (the "Existing Advisory Agreement"). Accordingly, shareholders are being asked to approve a new advisory agreement embodying exactly the same terms and fees with New AEW (the "New Advisory Agreement"). The Fund's Board of Directors, including a majority of the non-interested Directors (those Directors who are not parties to the New Advisory Agreement, or interested persons of such parties) approved the New
Advisory Agreement, subject to approval by the shareholders of the Fund, to become effective upon the date of the Meeting, or upon consummation of the merger, if it occurs subsequent to the Annual Meeting.

         As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination upon "assignment." Consummation of the Merger may be deemed to be an assignment (as defined in the 1940 Act) of the Existing
Advisory Agreement resulting in the termination of the Existing Advisory Agreement in accordance with its terms. In anticipation of the consummation of the Merger, and to provide continuity in investment advisory services, the Fund's Board of Directors, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) at a meeting held on December 12, 1996, approved and directed that there be submitted to shareholders for approval a new investment advisory agreement between the Fund and New AEW.

         In connection with the Fund's approval of the New Advisory Agreement, the Board considered that the terms of the Merger do not require a change in the Fund's investment objective or policies, the Adviser's investment management or operation of the Fund, the investment personnel managing the Fund, the investment advisory fee or other business activities of the Fund or the shareholder services (although service providers will change). The Adviser has informed the Board of the Fund that the Merger will not at this time result in any such change, although no assurance can be given that such a change will not occur in the future.

         Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). No such compensation arrangements are in effect or contemplated insofar as the Fund is concerned.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the Adviser within the meaning of the 1940 Act. At present, one of the Fund's nominees for director, out of four nominees, is an interested person of the Adviser. The Fund expects to comply with Section 15(f).

         If the Merger is not completed, the Existing Advisory Agreement will remain in effect. In the event the New Advisory Agreement is not approved by the Fund's shareholders, the Directors will promptly seek to enter into a new advisory arrangement for the Fund, subject to approval by the Fund's shareholders.


                             THE INVESTMENT ADVISER

         Aldrich, Eastman & Waltch L.P., 225 Franklin Street, Boston, Massachusetts 02110 was formed in April 1991 for the purpose of advising public, corporate, union and government pension plans and endowments on real estate investing. The Adviser is the successor to most of the business of Aldrich, Eastman & Waltch, Inc., a registered investment adviser founded in 1981 and the general partner of the Adviser. United Asset Management Corporation is the sole limited partner of the Adviser. As of the date of this proxy statement, the Adviser and its affiliates managed over $5 billion of real estate debt and equity investments, on behalf of approximately 63 institutional investors.

         The principal executive officers and directors of the Adviser are as follows:

         PETER C. ALDRICH is a founder and Co-Chairman of the Adviser with responsibility for the Adviser's Core Portfolio and Portfolio strategies business lines and for directing all client relations and administrative functions of the Adviser.

         JOSEPH F. AZRACK is President and Chief Executive Officer and also an Executive Director of the Adviser responsible for day to day management of the firm. Mr. Azrack has over twenty-two years of experience in the real estate investment industry. He is a member of the Board of Directors and a past Chairman of the Pension Real Estate Association. Mr. Azrack is also a member of the Urban Land Institute, and serves on the Board of Directors of the National Realty Committee and its Task Force on Real Estate Finance. He is a past adjunct professor of Real Estate Finance at Columbia University's Graduate School of Business Administration. Mr. Azrack is a graduate of Villanova University (B.S.) and Columbia University (M.B.A.).

         THOMAS G. EASTMAN is a founder and Co-Chairman and Executive Director of the Adviser. He is responsible for the Adviser's business development activities, with a particular focus on establishing relationships with government-related entities and creating securitized investment vehicles for institutional real estate investors.

         The principal executive officers of the Adviser may be contacted at the address of the Adviser stated above. Upon consummation of the Merger, the address of the Adviser will become that of the principal executive officers and general partner of New AEW. The Board of directors and principal executive officers of AEW Capital Management, Inc. are as follows:

         Peter  C.  Aldrich,   non-executive   co-chairman,   New  AEW;   former
co-chairman of the Adviser. (see above also)

         Joseph F. Azrack, director and president, New AEW. (see above also)

         Joseph W. O'Connor, non-executive co-chairman. Also, former president and chief executive officer of Copley.

         David D. Puyear,  treasurer.  Also,  controller  of the Adviser and New
AEW.

         Doreen  M.   Biebusch,   assistant   treasurer.   Also,   director   of
administration and finance of the Adviser and New AEW.

         J. Grant Monahon, vice president and secretary. (See Item 1 above also).

         James J. Finnegan, vice president and assistant secretary. (See Item 1 above also).

         Thomas H. Nolan, Jr., vice president. Also, a director of portfolio management of the Adviser and New AEW.

         Clifford M. Brown, vice president.  (See Item 1 above also).

         Pamela J. Herbst, vice president. Also, former managing director of Copley; director of portfolio and asset management of New AEW.

                     THE EXISTING ADVISORY AGREEMENT AND THE
                             NEW ADVISORY AGREEMENT

         The Existing Advisory Agreement and the proposed New Advisory Agreement are identical in all substantive respects, differing only in their effective and termination dates. The description of the New Advisory Agreement is qualified in its entirety by reference to the form of Agreement attached as Exhibit A to this proxy statement. Pursuant to the terms of the Existing Advisory Agreement and the New Advisory Agreement, the Adviser and New AEW, respectively: (a) manage the investment of the assets of the Fund, (b) continuously review, supervise and administer the investment program of the Fund, (c) determine the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested,
(d) provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, (e) take all other actions advisable or appropriate relating to the investments or other assets of the Fund, and (f) render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser or its affiliates paid the fees, salaries or other remuneration of directors and officers of the Fund who also served as directors, officers or employees of the Adviser, or any of their affiliated companies and New AEW will continue to do so. In return for services provided under the Existing Advisory Agreement and the New Advisory Agreement, the Fund pays an advisory fee of 0.65% of average monthly net assets. Each Agreement requires that the Adviser and New AEW waive its fee to the extent necessary to limit the Fund's total expenses to .80% of average monthly net assets. For the fiscal year ended October 31, 1996, the Adviser received $662,265 (0.56% of average net assets) from the Fund in fees under the Existing Advisory Agreement and waived fees of $104,637. As of October 31, 1996, the Fund had net assets of $107,832,583. New AEW would have received the same fees if the New Advisory Agreement had been in effect during the fiscal year ended October 31, 1996.

         The Existing Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the Adviser's part in the performance of its duties under the Agreement, reckless disregard by the Adviser of its obligation and duties, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The New Advisory Agreement contains identical provisions.


         The Existing Advisory Agreement was approved by the Board of Directors on December 15, 1994 and by the Shareholders of the Fund on December 20, 1994 for an initial two year term in connection with the commencement of the Fund's operations. The proposed New Advisory Agreement will become effective on the date of shareholder approval (or date of consummation of the Merger, if it occurs subsequent to the Meeting) and continue in force for an initial two year period. The Existing Advisory Agreement and the New Advisory Agreement provide that the respective Agreement will continue from year to year so long as such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or (2) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that in either event the continuance also is required to be approved by the vote of a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser cast in person at a meeting called for the purpose of voting upon such approval. The Existing Advisory Agreement and the New Advisory Agreement provide for automatic termination of the respective Agreement in the event of its assignment. In addition, each Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or by the Adviser on 90 days' written notice to the Fund.

         Annual Fund Operating Expenses. If the proposed New Advisory Agreement had been in effect during the most recent fiscal year, total Fund operating expenses would have differed in the manner described below.

Change of Fund Service Providers

         The Fund has an administration agreement with UAM Fund Services, Inc., a wholly-owned subsidiary of United Asset Management Corporation ("UAMFSI"), to perform and oversee administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"). Fees for fund administration are structured based on total net assets of all investment companies in the UAM family of investment companies, which includes two mutual funds of multiple series and classes and, prior to the consummation of the Merger, the Fund. Under the administration Agreement each series and the Fund pays a monthly fee comprised of two parts: a series-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. For the fiscal year ended October 31, 1996 the Fund paid administrative fees of $151,422.

         The Chase Manhattan Bank, New York, New York, acts as custodian for the assets of the Fund. For the most recent fiscal year, the Fund paid custody fees of $21,680.

         If the Merger is consummated, these agreements will be terminated. RTAM will be responsible for providing administration and fund accounting. Reich & Tang Services L.P., a registered transfer agent, will provide dividend disbursement and transfer agency services. The Fund will be charged a monthly fee of .15 of 1% for such services. Investors Fiduciary Trust Company will serve as custodian of the Fund's assets for a fee of approximately .01 of 1%.

               Pro Forma Comparison of Annual Shareholder Expenses
                        (based on assets of $100 million)

Current Expenses of Fund
(based on October 31, 1996 audited financial              As a %
statements)                                             of Assets

Advisory Fee (net of waiver)                               0.56

Other Operating Expenses                                   0.24

Total Net Operating Expenses*                              0.80


Anticipated Expenses of Fund                              As a %
(if Proposal 2 approved)                                of Assets

Advisory Fee                                               0.56

Other Operating Expenses                                   0.24

Total Net Operating Expenses*                              0.80

*Reflects expense cap; without expense cap, total net operating expenses for the fiscal year ended October 31, 1996 would have been 0.89% and anticipated total net operating expenses for the next fiscal year would be 0.89%.



         If the Board's approval of the New Advisory Agreement is ratified by either more than 50% of the Fund's outstanding shares entitled to vote at the meeting or by 67% majority of the shares present at such meeting, if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, the New Advisory Agreement will be approved.

         The proposed New Advisory Agreement between the Fund and New AEW is Exhibit A of this proxy statement.

         The Board of Directors recommends that shareholders vote to approve the New Advisory Agreement.


                              STOCKHOLDER PROPOSALS


         The Fund is not required to hold annual meetings. Any stockholder desiring to present a proposal for consideration at a future meeting of stockholders of the Fund will be required to submit such proposal in writing so that it is received by the Fund at 600 Fifth Avenue, New York, New York 10020-2302, at least 120 days before the date of the meeting. Mere submission of a stockholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

         The management of the Fund does not know of any matters to be presented at the Meeting, other than those set forth in this Proxy Statement.


                                                        Michael DeFao, Secretary

December 13, 1996

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                  AEW Commercial Mortgage Securities Fund, Inc.



         AGREEMENT made this day of December, 1996 by and between AEW Commercial Mortgage Securities Fund, Inc., a Maryland Corporation (the "Fund") and AEW Capital Management, L.P. (the "Adviser").

         1. Duties of Adviser. The Fund hereby appoints the Adviser to act as discretionary investment adviser to the Fund for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to (a) manage the investment and reinvestment of the assets of the Fund, (b) continuously review, supervise and administer the investment program of the Fund, (c) determine the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested, (d) provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, (e) take all other actions advisable or appropriate relating to the investments or other assets of the Fund, and (f) render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities.

            The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and any investment guidelines from time to time furnished to the Adviser by the Board of Directors of the Fund and applicable laws and regulations. The Adviser accepts as a part of its responsibilities, the duty to manage the Fund consistent with the Fund's intent to qualify annually to be taxed as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution, provided, however, that, subject to policies established from time to time by the Board of Directors of the Fund, the Adviser may effect securities transactions at commission rates (or "mark-up" to dealers) in excess of the minimum commission rates (or "mark-up" to dealers) available, if the Adviser determines in good faith that such amount of commission (or "mark-up" to dealers) is reasonable in relation to the value of the brokerage, research or other services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

         3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in quarterly installments, an advisory fee calculated by applying the following annual percentage rates to the Fund's average monthly net assets for the month: 0.65%. The Adviser will waive its fee to the extent necessary to limit the Fund's total expenses to .80%.

            In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

         4. Other Services. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

         5. Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         6. Status of Adviser. The Adviser has represented to the Fund that it is a registered investment adviser under the Investment Advisers Act of 1940. The Fund acknowledges receipt from the Adviser, at least 48 hours prior to entering into this Agreement, of Part II of the Adviser's Form ADV as filed with the Securities and Exchange Commission. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired in any material respect thereby.

         7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or negligence on the part of the Adviser in performance of its obligations and duties hereunder,(ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b) (3) of the Investment Company Act of 1940 ("1940 Act")), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the portfolio. The Adviser shall be protected with respect to actions which it takes or forbears from taking in reliance on advice of unaffiliated agents or counsel prudently selected. The foregoing shall not constitute a waiver or limitation on any right of any person under Federal or state securities laws.

         8. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Fund and the Partnership Agreement of the Adviser, Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and Partnership Agreement and the provisions of the 1940 Act.

         9. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of December , 1998 or the date of the first annual or special meeting of the shareholders of the Fund and, if approved by a majority of the outstanding voting securities of the Fund, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Fund; provided however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

            As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a) (4), Section 2(a) (19) and Section 2(a) (42) of the 1940 Act.

         10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

         11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         12.  Governing Law. This Agreement shall be governed by the laws of the
Commonwealth  of  Massachusetts,   subject  to  the  supremacy  of  the  federal
securities laws governing the terms of this Agreement.

         13. Notices. Notices to the Fund shall be delivered to:

                                            Clifford Brown
                                            AEW Capital Management, L.P.
                                            225 Franklin Street
                                            Boston, Massachusetts 02110-2803


                                    Notices to the Adviser shall be sent to:

                                            James J. Finnegan, Esquire
                                            AEW Capital Management, L.P.
                                            225 Franklin Street
                                            Boston, Massachusetts 02110-2803


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ____ day of December, 1996.



AEW CAPITAL MANAGEMENT, INC
general partner of
AEW CAPITAL MANAGEMENT, L.P.                AEW COMMERCIAL MORTGAGE SECURITIES
                                              FUND, INC.


By:                                        By:
   James J. Finnegan                          Clifford Brown
   Title:  Vice President                     President and Director

                                      PROXY

                  AEW COMMERCIAL MORTGAGE SECURITIES FUND, INC.

                This Proxy is solicited on Behalf of the Board of
              Directors of the Corporation for the Special Meeting
                       of Stockholders, December 19, 1996


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James J. Finnegan and J. Grant Monahon or either of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the special meeting of stockholders of AEW Commercial Mortgage Securities Fund, Inc. to be held at 225 Franklin Street, Boston, MA 02110-2803 on the 19th day of December, 1996 at 9:00 o'clock a.m., local time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:



                   (Continued, and to be signed on other side)

[X]  Please mark your
     votes as in this
     example



The shares represented by this proxy will be voted as specified in the following items 1, 2 and 3 but if no choice is specified, they will be voted For the election of the 4 persons named in the proxy statement as Directors, For ratification of the appointment of the auditors named in the proxy statement and For approval of the Investment Advisory Agreement attached as
                       Exhibit A to the proxy statement.

1. ELECTION OF DIRECTORS

FOR all nominees   [ ]       WITHHOLD    [ ]   Nominees: Clifford M. Brown
(except as marked            AUTHORITY                   Yung Wong
to the contrary              to vote for                 Robert Straniere
below*)                      all nominees                W. Giles Mellon


2. The ratification of the selection of   FOR       AGAINST      ABSTAIN
   McGladrey & Pullen LLP as
   auditors for the period November 1,
   1996 through October 31, 1997.          /_/         /_/         /_/


3. The approval of the Investment         FOR       AGAINST      ABSTAIN
   Advisory Agreement between
   AEW Commercial Mortgage
   Securities Fund, Inc. and AEW
   Capital Management, L.P.                /_/         /_/         /_/

4. Upon any other business which may properly come before the meeting or any adjournment thereof. The management knows of no other such business.

(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

_______________________________________

SIGNATURE (S)   _______________________           DATE   ______________,   1996.

(Signature of all joint owners is                       PLEASE SIGN AND RETURN
required. Fiduciaries please indicate                   THIS PROXY CARD IN
your full title.) THE If any other                      ENCLOSED ENVELOPE.
matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation given the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.